CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-99176 and the related prospectus.




                                                          ARTHUR ANDERSEN LLP



New York, New York
April 29, 1997